TCW FUNDS, INC.

Supplement Dated May 15, 2007 to

Prospectus Dated February 28, 2007

The Average Annual Total Return Table for the Diversified Valued Fund on page 9 is replaced by the following:

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
Diversified Value Fund	18.50%	10.87%	7.70%
Return After Taxes on Distributions	18.29%	10.60%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	12.30%	9.38%	6.64%
Russell 1000 Value Index	22.25%	10.86%	8.60%

The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US-domiciled companies (Based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Average Annual Total Return Table for the Dividend Focused Fund on page 10 is replaced by the following:

Average Annual Total Return as of December 31

	1 year	5 years	10 years
Dividend Focused Fund	18.19%	11.20%	11.56%
Return After Taxes on Distributions	17.69%	9.92%	9.39%
Return After Taxes on Distributions and Sale of Fund Shares	12.46%	9.14%	8.89%
Russell 1000 Value Index	22.25%	10.86%	11.00%

The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US-domiciled companies (Based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Average Annual Total Return Table for the Opportunity Fund on page 15 is replaced by the following:

Average Annual Total Return as of December 31

	1 year	5 years	10 years
Opportunity Fund	11.21%	10.65%	10.24%
Return After Taxes on Distributions	10.21%	10.06%	8.99%
Return After Taxes on Distributions and Sale of Fund Shares	8.40%	9.22%	8.40%
Russell 2000 Index	18.37%	11.39%	9.44%

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, with an average market capitalization of approximately $580 million.

May 15, 2007

TCW np 5/2007